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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                                VITALSTATE, INC.
             (Exact name of Registrant as specified in its Charter)


         NEW YORK                        0-30158                 13-3935933
  (State or other Jurisdiction)        (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)

               1499 High Ridge Road, Boynton Beach, Florida, 33426
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 375-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICER

On February 24, 2005, one of the Registrant's Directors, Tom Torokvei passed away. The Registrant learned of Mr. Torokvei's death on February 28, 2005. Mr. Torokvei's position on the Board of Directors has not been filled as of the date of filing. The Registrant issued a press release announcing the death of Mr. Torokvei on March 2, 2005.

ITEM 9.01(C) EXHIBITS

99.1   Press Released dated March 2, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VITALSTATE, INC.

Date:  March 2, 2005
                                              By: /s/ Lisa Dalberth
                                                  ------------------------------
                                                  Name:  Lisa Dalberth
                                                  Title: Chief Financial Officer